SUPPLEMENT DATED AUGUST 1, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

FLOATING RATE LOAN PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Floating Rate Loan Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”). The changes within this supplement are effective as of the date of the supplement. Remember to review the Prospectus for other important information.

All references to Eaton Vance Management are replaced with “Boston Management and Research, doing business as Eaton Vance Investment Managers.”